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                                                                    EXHIBIT 23.2



                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of SS&C Technologies, Inc., of our report dated February 8, 2001 relating to the consolidated financial statements of SS&C Technologies, Inc., which appears in SS&C Technologies, Inc.'s Annual Report on Form 10-K for the year ended December 31, 2000.



/s/ PricewaterhouseCoopers LLP



Hartford, Connecticut
May 25, 2001


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